Exhibit 10.37
AMENDMENT NO. 8
to the
AMENDED AND RESTATED OPERATING AGREEMENT
of
AMERICAN PROCESSING COMPANY, LLC
          THIS AMENDMENT NO. 8 (this “Amendment”) to that certain Amended and Restated Operating Agreement, dated as of March 14, 2006, as amended by that certain Amendment No. 1 to the Amended and Restated Operating Agreement, dated as of January 9, 2007, that certain Amendment No. 2 to the Amended and Restated Operating Agreement, dated as of November 30, 2007, that certain Amendment No. 3 to the Amended and Restated Operating Agreement, dated as of February 28, 2008, that certain Amendment No. 4 to the Amended and Restated Operating Agreement, dated as of August 15, 2008, that certain Amendment No. 5 to the Amended and Restated Operating Agreement, dated as of July 1, 2009, that certain Amendment No. 6 to the Amended and Restated Operating Agreement, dated as of December 1, 2009, that certain Amendment No. 7 to the Amended and Restated Operating Agreement, dated as of January 4, 2010 (the “Operating Agreement”), of American Processing Company, LLC, a Michigan limited liability company (the “Company”), is made and entered into to be effective for all purposes as of February 28, 2010, by and among the Company, the Manager and the Member listed on the signature pages hereto. Capitalized terms used but not otherwise defined herein shall have meanings specified in the Operating Agreement.
RECITALS
          A. On February 28, 2010, the Company redeemed 23,560 common units held by Feiwell & Hannoy Professional Corporation in connection with the exercise of Feiwell & Hannoy’s repurchase right under Section 7.7 of the Operating Agreement.
          B. Pursuant to Section 10.4 of the Operating Agreement, the Manager, who also represents a Supermajority-in-Interest of the Members, has amended the terms of the Operating Agreement to reflect this redemption of common units.
AGREEMENT
1. AMENDMENTS
          1.1 The definition of “Feiwell & Hannoy” in Article I of the Operating Agreement is deleted in its entirety.
          1.2 Section 7.7 of the Operating Agreement is hereby amended and restated in its entirety as follows:
          “7.7 Liquidity Right.
(a) For a period of six (6) months after the fourth anniversary of the Closing Date (as defined in the NDEx Equity Purchase Agreement) with respect to the NDEx Sellers, each Minority Member will have the right to require the Company to repurchase all or any portion of such Minority Member’s Common Units or other Membership Interests in the Company for a purchase price equal to the Repurchase Price by delivering written notice of the exercise of such right to the Manager (the “Put Notice”). The date on which the Manager receives a Put Notice hereinafter is referred to as the “Put Delivery Date”. The parties acknowledge and agree that, for purposes of calculating the Repurchase Price, the specified date with respect to the Formula Value Per Common Unit shall be the date of the Put Closing (as defined below).

(b) The Company shall be obligated to purchase all of each applicable Minority Member’s Common Units or other Membership Interests in the Company requested to be repurchased by such Minority Member in the Put Notice pursuant to Section 7.7(a) hereof (the “Put Securities”), at a closing (the “Put Closing”) on such date as mutually agreed to by the Manager and the applicable Minority Members, which date shall not be prior to thirty (30) days after the Put Delivery Date. At the Put Closing, (i) each Minority Member shall (A) endorse and deliver any certificates representing the Put Securities held by such Minority Member to be repurchased by the Company, (B) execute and deliver any other instruments requested by the Company to evidence the repurchase of the Put Securities by the Company, and (C) execute and deliver definitive documentation containing customary representations, warranties and indemnifications satisfactory to the Manager (including that such Minority Member has good and marketable title to the Put Securities free and clear of all liens, hypothecations, mortgages, charges, security interests, pledges and other encumbrances and claims of any nature), and (ii) the Manager shall deliver to such Minority Member a promissory note issued by the Company (a “Put Note”) in the aggregate principal amount equal to the Repurchase Price. Prior to the Put Closing, a Minority Member and the Manager shall in good faith negotiate the terms and conditions of the Put Note; provided, however, that such Put Note will (i) be unsecured, (ii) be for a term of three years with level payments of principal and interest during the term thereof, (iii) bear interest at a rate equal to the then prevailing prime rate plus two percent (2%) and (iv) be subject to the terms and conditions of any subordination agreement requested by the Senior Agent and the Senior Lenders.”
          1.3 Exhibit A of the Operating Agreement is hereby replaced with Exhibit A attached hereto.
2. REFERENCE TO AND EFFECT ON THE OPERATING AGREEMENT
          2.1 Each reference in the Operating Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Operating Agreement as amended hereby.
          2.2 Except as specifically amended above, the Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3. MISCELLANEOUS
          3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In accordance with the Operating Agreement, this Amendment shall be effective upon execution by the Company, the Manager and a Supermajority-in-Interest of the Members. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
          3.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          3.3 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
          3.4 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
          3.5 If and to the extent there are any inconsistencies between the Operating Agreement and this Amendment, the terms of this Amendment shall control.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

AMERICAN PROCESSING COMPANY, LLC

By: DOLAN APC LLC
Its: Manager

By:	/s/ Scott J. Pollei

Name: Scott J. Pollei
Its: Vice President

MANAGER:

DOLAN APC LLC

By:	/s/ Scott J. Pollei

Name: Scott J. Pollei
Its: Vice President

MEMBERS:
DOLAN APC LLC

By:	/s/ Scott J. Pollei

Name: Scott J. Pollei
Its: Vice President

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages
As of February 28, 2010

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage
Dolan APC, LLC c/o Dolan Media Company 222 South Ninth Street Suite 2300 Minneapolis, Minnesota 55402 Phone: (612) 317-9425 Fax: (612) 317-9434 Attention: James P. Dolan	1,278,857	93.82%

Jacqueline M. Barrett 5941 Club Oaks Drive Dallas, Texas 75248 Phone: (972) 341-0512 Fax: (972) 341-0601	34,609	2.54%

Robert F. Frappier 1735 North Blvd. Houston, Texas 77098 Phone: (713) 693-2002 Fax: (713) 621-2179	14,899	1.10%

James C. Frappier and Judith A. Frappier, JTWROS 4308 Mossey Oak Court Flower Mound, Texas 75022 Phone: (214) 668-0303 Fax: (972) 341-5024	5,714	0.42%

Mary A. Daffin and Maynard Samuel Daffin, Sr., Tenants in Common 11750 Gallant Ridge Lane Houston, Texas 77082 Phone: (281) 596-8733 Fax: (281) 596-8462	14,899	1.10%

Barry Tiedt and Terri Tiedt, JTWROS 921 Genoa Court Argyle, Texas 76226 Phone: (972) 341-0572 Fax: (972) 341-0679	5,714	0.42%

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage
Abbe L. Patton and Lisle D. Patton, JTWROS 6016 Pinnacle Cr. Little Elm, Texas 75068 Phone: (972) 341-0506 Fax: (972) 341-0678	5,714	0.42%

Rebecca L. Howell 1916 Lincolnshire Bedford, TX 76021 Phone: (972) 341-0596 Fax: (972) 341-0679	601	0.04%

Jill A. Helmers 5208 Saddle Drive Flower Mound, TX 75028 Phone: (972) 341-0505 Fax: (972)341-0679	600	0.04%

Christine T. Pummill 249 Enclaves Court Coppell, TX 75019 Phone: (972) 341-523104 Fax: (972)341-0679	600	0.04%

Brian S. Engel P.O. Box 76 Driftwood, TX 78619 Phone: (512) 477-0008 Fax: (512) 477-1112	393	0.03%

Steve P. Turner and Marsha L. Turner, Tenants in Common 10002 Brandywine Circle Austin, TX 78750 Phone: (512) 477-0008 Fax: (512) 477-1112	394	0.03%

TOTAL:	1,362,994	100.000%